UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: March 7, 2013
(Date of earliest event reported)

THE EMPIRE DISTRICT ELECTRIC COMPANY
(Exact name of registrant as specified in its charter)

KS	1-3368	44-0236370
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)
602 S. Joplin Avenue, Joplin, Missouri	64801
(Address of principal executive offices)	(Zip Code)

(417) 625-5100
 (Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

The Empire District Electric Company (the “Company”) reported today that, on March 6, 2013, Standard & Poor's announced that it had upgraded the Company's corporate credit rating to BBB from BBB-, senior secured debt to A- from BBB+, senior unsecured debt to BBB from BBB- and the Company's commercial paper rating to A-2 from A-3.  S&P's outlook for Empire is stable.

A copy of the Company’s press release announcing the credit upgrade is included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Press Release of THE EMPIRE DISTRICT ELECTRIC COMPANY dated March 7, 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE EMPIRE DISTRICT ELECTRIC COMPANY

		By	/s/	Bradley P. Beecher
			Name:	Bradley P. Beecher
			Title:	President and Chief Executive Officer

Dated:	March 7, 2013

Exhibit Index

Exhibit No.	Description

99.1	Press Release of THE EMPIRE DISTRICT ELECTRIC COMPANY dated March 7, 2013

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